SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO.1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

March 12, 2003

(Date of earliest event reported)

SYBASE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19395 (Commission File Number)	94-2951005 (I.R.S. Employer Identification Number)

One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 236-5000

Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 12, 2003 as set forth in the pages attached hereto.

Item 7. Financial Statements and Exhibits.

     On March 12, 2003, Sybase, Inc. (the “Company” or “Sybase”) filed a current report on Form 8-K to report the completion of its acquisition of AvantGo, Inc. (“AvantGo”).

     Pursuant to Item 7 of Form 8-K, Sybase indicated that it would file certain financial information under Item 7 of Form 8-K no later than May 12, 2003. This amendment is filed to provide the required financial information and to amend the language of Section (a) and Section (b) of Item 7.

(a)	Financial statements of business acquired.

     The required financial information of AvantGo has been included hereto in Exhibits 99.1 and 99.2.

(b)	Pro forma financial information.

     The required pro forma financial information included in this Amended Current Report on Form 8-K/A, which gives effect to the acquisition of AvantGo is as follows:

     Pro Forma Financial Information

		Page

Unaudited Pro Forma Combined Condensed Financial Information
•	Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2002	3
•	Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended September 30, 2002	4
•	Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2001	5
•	Notes to Unaudited Pro Forma Combined Condensed Financial Statements	6

UNAUDITED PRO FORMA COMBINED CONDENSED
FINANCIAL STATEMENTS

The unaudited pro forma combined condensed balance sheet as of September 30, 2002, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2002, and for the year ended December 31, 2001, have been prepared to reflect the acquisition of AvantGo, by Sybase completed on February 25, 2003 in a business combination.

On February 25, 2003 Sybase acquired AvantGo for cash consideration of approximately $39.1 million. In addition, Sybase is estimated to incur direct acquisition costs of approximately $1.4 million. The estimated direct acquisition costs consist primarily of investment banking fees, legal and accounting fees, and printing costs to be incurred by Sybase which are directly related to the acquisition.

The unaudited pro forma combined condensed balance sheet reflects the combination of the unaudited historical condensed balance sheets of Sybase and AvantGo as of September 30, 2002. The unaudited pro forma combined condensed statements of operations for the nine months ended September 30, 2002 combines the unaudited historical condensed statements of operations of Sybase and AvantGo for the nine months ended September 30, 2002. These statements give effect to the merger between Sybase and AvantGo as if it had occurred on January 1, 2002. The unaudited pro forma condensed statements of operations for the year ended December 31, 2001 combine the audited historical statements of operations of Sybase and AvantGo for the year ended December 31, 2001, along with the unaudited historical statement of operations of New Era of Networks (NEN) for the period January 1, 2001 through April 11, 2001. These statements give effect to the merger between Sybase and AvantGo, and the merger between Sybase and New Era of Networks as if it they had occurred on January 1, 2001. The unaudited pro forma combined condensed financial statements do no include the realization of cost savings from operating efficiencies, synergies or other restructurings that may result from the merger.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger and the acquisition had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this document. The pro forma information should be read in conjunction with the accompanying notes thereto, Sybase’s historical financial statements and related notes thereto incorporated by reference in this information statements, and AvantGo’s historical statements and related notes thereto included as Exhibits 99.1 and 99.2 in this information statement.

SYBASE, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
September 30, 2002
(In thousands)

		(11)			Pro Forma	Proforma
	Sybase	AvantGo	Combined		Adjustments	Combined

Current assets
Cash and cash equivalents	$251,155	$32,249	$283,404	(1)	$(39,147)	$244,257
Short-term cash investments	11,190	—	11,190		—	11,190

Total cash, cash equivalents and short-term cash investments	262,345	32,249	294,594		(39,147)	255,447
Restricted Cash	3,922	—	3,922		—	3,922
Accounts receivable, net	124,812	2,696	127,508		—	127,508
Deferred income taxes	16,783	—	16,783	(2)	(984)	15,799
Prepaid expenses and other current assets	17,461	1,252	18,713		—	18,713

Total current assets	425,323	36,197	461,520		(40,131)	421,389
Long-term cash investments	100,678	—	100,678		—	100,678
Restricted long-term cash and investments in marketable securities	—	3,400	3,400		—	3,400
Property, equipment and improvements, net	75,409	4,822	80,231	(10)	(2,727)	77,504
Deferred income taxes	32,292	—	32,292		—	32,292
Capitalized software, net	60,656	—	60,656		—	60,656
Goodwill, net	173,319	—	173,319	(2)	10,903	184,222
Other purchased intangibles, net	54,705	—	54,705	(2)	5,500	60,205
Other assets	29,455	139	29,594	(4)	502	30,096

Total Assets	$951,837	$44,558	$996,395		$(25,953)	$970,442

Current Liabilities
Accounts payable	$13,019	$947	$13,966	(1)	$1,392	$15,358
Accrued compensation and related expenses	31,054	917	31,971		—	31,971
Accrued income taxes	55,445	—	55,445		—	55,445
Other accrued liabilities	76,732	3,453	80,185	(2)	4,697	84,882
Deferred revenue	177,216	4,644	181,860	(10)	(1,100)	180,760

Total current liabilities	353,466	9,961	363,427		4,989	368,416
Other liabilities	9,366	3,655	13,021		—	13,021
Minority interest	5,029	—	5,029		—	5,029
Stockholders’ equity
Common stock	105	4	109	(3)	(4)	105
Note receivable from stockholders		(502)	(502)	(4)	502	—
Additional paid-in capital	925,709	166,161	1,091,870	(3)	(166,161)	925,709
Accumulated deficit	(177,659)	(133,652)	(311,311)	(3)	133,652	(177,659)
Accumulated other comprehensive loss	(19,400)	(570)	(19,970)	(3)	570	(19,400)
Deferred stock-based compensation	(3,912)	(288)	(4,200)	(3)	288	(3,912)
Revenue offset relating to warrant agreements		(211)	(211)	(3)	211	—
Treasury stock	(140,867)	—	(140,867)		—	(140,867)

Total stockholders’ equity	583,976	30,942	614,918		(30,942)	583,976

Total liabilities and stockholders’ equity	$951,837	$44,558	$996,395		$(25,953)	$970,442

SYBASE, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
September 30, 2002
(In thousands, except per share data)

		(11)
	Sybase	AvantGo			Pro Forma	Pro Forma
	9/30/2002	9/30/2002	Combined		Adjustments	Combined

Revenues:
License fees	$240,051	$8,199	$248,250		$—	$248,250
Services	379,257	6,361	385,618		—	385,618

Total Revenues	619,308	14,560	633,868		—	633,868
Cost and expenses
Cost of license fees	37,455	197	37,652	(9)	300	37,952
Cost of services	146,953	3,327	150,280		—	150,280
Product development and engineering	87,515	6,061	93,576		—	93,576
Sales and marketing	203,714	14,141	217,855		—	217,855
General and administrative	63,510	3,717	67,227		—	67,227
Stock-based compensation	1,491	(526)	965	(8)	526	1,491
Amortization of other purchased intangibles	1,500	—	1,500		—	1,800
Cost of restructuring	5,424	4,450	9,874		—	9,874

Total costs and expenses	547,562	31,367	578,929		826	580,055
Operating income (loss)	71,746	(16,807)	54,939		(826)	53,813
Interest income	8,811	1,277	10,088		—	10,088
Interest expense and other, net	2,878	—	2,878		—	2,878

Income (loss) before income taxes	83,435	(15,530)	67,905		(826)	66,779
Provision for income taxes	35,877	—	35,877	(12)	(6,294)	29,583

Net income (loss) before cumulative effect of an accounting change	$47,558	$(15,530)	$32,028		$5,468	$37,196

Net income (loss) per share before cumulative effect of an accounting change - basic (14)	$0.49	$(0.44)				$0.38
Net income (loss) per share before cumulative effect of an accounting change - diluted (14)	$0.47	$(0.44)				$0.37
Number of shares used in per share calculation - basic (14)	97,651	35,218				97,651
Number of shares used in per share calculation - diluted (14)	100,488	35,218				100,488

SYBASE, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
December 31, 2001
(In thousands, except per share data)

					(11)
	(13)	Sybase			AvantGo		Pro Forma	Pro Forma
	NEN 1/1-4/11	12/31/2001	Adjustments	Combined	12/31/2001	Combined	Adjustments	Combined
Revenues:
License fees	$23,231	$389,038	—	$412,269	$13,548	$425,817	—	$425,817
Services	22,176	537,048	—	559,224	10,456	569,680	—	569,680

Total Revenues	45,407	926,086	—	971,493	24,004	995,497	—	995,497
Cost and expenses
Cost of license fees	2,929	45,695 (5)	3,309	51,933	594	52,527 (9)	400	52,927
Cost of services	32,616	238,942	—	271,558	5,137	276,695	—	276,695
Product development and engineering	30,092	125,404	—	155,496	13,250	168,746	—	168,746
Sales and marketing	50,178	331,237	—	381,415	29,362	410,777	—	410,777
General and administrative	16,189	76,885	—	93,074	8,085	101,159	—	101,159
In-Process research and development	—	18,500 (6)	(18,500)	—	—	—		—
Stock-based compensation	121	1,334 (7)	86	1,541	6,561	8,102 (8)	(6,561)	1,541
Amortization of goodwill and purchased	18,079	55,859 (5)	(18,079)	67,101	2,640	69,741	—	69,741
intangibles		(5)	11,242
Asset impairment charge	3,916	—	—	3,916	—	3,916	—	3,916
Write-off of core technology	—	—	—	—	1,981	1,981	—	1,981
Write-off of goodwill and purchased	—	—	—	—	7,883	7,883	—	7,883
intangibles		—
Cost of restructuring	—	48,751	—	48,751	7,182	55,933	—	55,933

Total costs and expenses	154,120	942,607	(21,942)	1,074,785	82,675	1,157,460	(6,161)	1,151,299
Operating income (loss)	(108,713)	(16,521)	—	(103,292)	(58,671)	(161,963)	(6,161)	(155,802)
Interest income	805	16,952	—	17,757	2,496	20,253	—	20,253
Interest expense and other, net	—	577	—	577	—	577	—	577
Minority Interest	—	(30)	—	(30)	—	(30)	—	(30)

Income (loss) before income taxes	(107,908)	978	21,942	(84,988)	(56,175)	(141,133)	6,161	(135,002)
Provision for income taxes	89	26,500	—	26,589	—	26,589	—	26,589

Net income (loss)	$(107,997)	$(25,522)	21,942	$(111,577)	$(56,175)	$(167,722)	$6,161	$(161,591)

Net income (loss) per share Basic (14)	$(2.94)	$(0.27)		$(1.13)	$(1.71)			$(1.64)
Net income (loss) per share Diluted (14)	$(2.94)	$(0.27)		$(1.13)	$(1.71)			$(1.64)
Number of shares used in per share calculation – basic (14)	36,769	94,592	(32,609)	98,752	32,892		(32,892)	98,752
Number of shares used in per share calculation – basic (14)	36,769	94,592	(29,821)	101,540	32,892		(32,892)	98,752

NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED
FINANCIAL STATEMENTS

The unaudited pro forma combined condensed balance sheet reflects the combination of the unaudited historical condensed balance sheets of Sybase and AvantGo, as of September 30, 2002. The unaudited pro forma combined condensed statements of operations for the nine months ended September 30, 2002 combines the unaudited historical condensed statement of operations of Sybase and AvantGo for the nine months ended September 30, 2002. These statements give effect to the merger between Sybase and AvantGo as if it had occurred on January 1, 2002. The unaudited pro forma condensed statements of operations for the year ended December 31, 2001 combine the audited historical statements of operations of Sybase and AvantGo for the year ended December 31, 2001, along with the unaudited historical statement of operations of NEN for the period January 1, 2001 through April 11, 2001. These statements give effect to the merger between Sybase and AvantGo, and the merger between Sybase and NEN as if they had occurred on January 1, 2001.

The total purchase price of the acquisition has been allocated to assets and liabilities based on management’s preliminary determination of their fair values. The excess of the purchase price over the fair value of the net tangible assets acquired as of September 30, 2002 is preliminary estimated to be approximately $15.4 million. Based on certain work performed by an independent third party appraiser, $3.1 million of this excess has been allocated to trade name, $2.4 million of this excess has been allocated to developed technology, and $10.9 of the excess has been allocated to goodwill. This allocation is subject to change pending completion of the final analysis of the fair value of the asset acquired and liabilities assumed, including certain tax assets acquired in the transaction. It is estimated that the developed technology will be amortized on a straight-line basis over 6 years, while the goodwill and trade name do not have determinable lives, and will not be amortized. No amounts were allocated to in-process research and development.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other intangible Assets” (“SFAS 142”), which requires non-amortization of goodwill and intangible assets that have indefinite useful lives and annual tests of impairment of those assets. The statement also provides specific guidance about how to determine and measure goodwill and intangible asset impairment, and requires additional disclosure of information about goodwill and other intangible assets. The provisions of this statement are required to be applied starting with fiscal years beginning after December 15, 2001 and applied to all goodwill and other intangible assets recognized in its financial statements at that date. Goodwill and certain intangible assets acquired after June 30, 2001 are subject to the non-amortization provisions of the statement.

As a result, no amortization of goodwill resulting from this acquisition has been included in the accompanying unaudited pro forma condensed consolidated financial information as the merger occurred after June 30, 2001 and such goodwill will not be amortized subsequent to the closing of the merger.

Pro forma adjustments for the unaudited pro forma combined condensed balance sheet as of September 30, 2002 and the unaudited pro forma combined condensed statements of operations for the year ended December 31, 2001 and the nine months ended September 30, 2002 are as follows:

(1)	To reflect the acquisition of all of the outstanding capital stock of AvantGo, a provider of mobile enterprise software, for a total estimated purchase price of $40.5 million. As a result of the acquisition, Sybase expects to strengthen its position in the mobile middleware market and provide a more complete m-Business platform to its customers. The future operations of AvantGo will be included in the Company’s iAnywhere Solutions reporting segment. The purchase consideration, which does not include any contingent amounts, consists of the following:

(a)	Cash of approximately $39.1 million.

(b)	Merger related costs of approximately $1.4 million consisting primarily of fees for investment bankers, attorneys, accountants, filing and financial printing.

(2)	The allocation of the purchase price over the fair value of net tangible assets acquired, using an assumed September 30, 2002 closing date for purposes of determining net tangible assets, has been determined as follows (in millions):

Total purchase price	$40.5
Less: Fair value of identifiable net tangible assets acquired	$25.1

Excess of purchase price over fair value of identified net tangible assets	$15.4

The estimated fair values of the assets acquired and liabilities assumed based on a September 30, 2002 closing, are as follows (in millions):

Current Assets	$36.2
Restricted cash	$3.4
Property plant and equipment	$2.1
Goodwill	$10.9
Other intangible assets (net of deferred tax liability)	$4.5
Other long-term assets	$0.7

Total assets acquired	$57.8

Current liabilities	$(13.6)
Other long-term liabilities	$(3.7)

Net assets acquired	$40.5

Included in current liabilities is $4.7 million related to estimated facility and severance exit costs in accordance with Emerging Issues Task Force Issue Number 95-3 “Recognition of Liabilities in Connection with a Purchase Business Combination”.

(3)	To reflect the elimination of AvantGo’s historical stockholders’ equity accounts.

(4)	To reclassify the shareholder note receivable previously secured by certain AvantGo equity, and now a recourse note with certain individuals.

(5)	To reflect the elimination of NEN’s amortization charges related to historical acquisitions, and the inclusion of amortization relating to goodwill and other intangibles acquired in the NEN acquisition.

(6)	To eliminate the one time charge relating to the write off of in-process research and development acquired in the NEN acquisition.

(7)	To reflect the amortization of deferred stock compensation relating to NEN unvested options assumed. The options were valued at approximately $1.2 million and were amortized over the options’ remaining vesting period of approximately 3.75 years.

(8)	To reflect the elimination of AvantGo’s stock-based compensation expense. No stock options were assumed in the acquisition.

(9)	To reflect the amortization of developed technology acquired in the AvantGo acquisition.

(10)	To reflect the adjustment to fair value of certain AvantGo assets and liabilities acquired.

(11)	Pro forma reclassifications are made to conform the AvantGo presentation to the Sybase presentation.

(12)	The pro forma tax provision was adjusted to reflect the estimated tax provision for the combined group.

(13)	Financial results for the period January 1, 2001 through April 11, 2001. Sybase acquired NEN on April 11, 2001.

(14)	Pro forma net income (loss) reflects the impact of the adjustments above. Pro Forma diluted net income (loss) per share gives effect to any dilutive options. Stock options are excluded from the calculation during loss periods as their effect is antidilutive.

(c)	Exhibits

The following exhibits are filed with this Amended Current Report on Form 8-K/A:

Exhibit
Number	Exhibit Description

23.1	Consent of Independent Auditors

99.1	AvantGo, Inc. audited consolidated financial statements at December 31, 2001 and 2000.

99.2	AvantGo, Inc. unaudited condensed consolidated financials statements for the nine months ended September 30, 2002 and 2001.

99.3	Selected financial data — additional disclosure for SFAS No. 142, “Goodwill and Other Intangible Assets”.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.

Date: May 12, 2003	By: /S/ DANIEL R. CARL

Name: Daniel R. Carl Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

23.1	Consent of Independent Auditors

99.1	AvantGo, Inc. audited consolidated financial statements at December 31, 2001 and 2000.

99.2	AvantGo, Inc. unaudited condensed consolidated financials statements for the nine months ended September 30, 2002 and 2001.

99.3	Selected financial data — additional disclosure for SFAS No. 142, “Goodwill and Other Intangible Assets”.